SECURITIES AND EXCHANGE COMMISSION


                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant  to Section  13 or 15(d) of the  Securities  Exchange  Act of 1934

                                 April 23, 2001
--------------------------------------------------------------------------------
 (Date of Report, date of earliest event reported) TITANIUM METALS CORPORATION
--------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


Delaware                        0-28538                              13-5630895
--------------------------------------------------------------------------------
(State or other               (Commission                         (IRS Employer
jurisdiction of                File Number)                      Identification
incorporation)                                                          Number)



1999 Broadway, Suite 4300, Denver, CO                                    80202
--------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)


                                 (303) 296-5600
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
--------------------------------------------------------------------------------
             (Former name or address, if changed since last report)

Item 5:           Other Events

     On April 20, 2001 the Registrant issued the press release attached hereto as Exhibit 99.1, which is incorporated herein by reference. The press release relates to an announcement by Registrant that it has reached a settlement of the litigation with The Boeing Company.

     On April 20, 2001 the Registrant issued the press release attached hereto as Exhibit 99.2, which is incorporated herein by reference. The press release relates to an announcement by Registrant that it intends to resume payment of dividends on its Convertible Preferred Securities.

     On April 20, 2001 the Registrant issued the press release attached hereto as Exhibit 99.3, which is incorporated herein by reference. The press release relates to an announcement by Registrant of its first quarter financial results for 2001.

Item 7:       Financial Statements, Pro Forma Financial Information and Exhibits


         (c)      Exhibits

Item No.                 Exhibit List
--------------           -------------------------------------------------------

99.1                     Press Release dated April 20, 2001 issued by Registrant

99.2                     Press Release dated April 20, 2001 issued by Registrant

99.3                     Press Release dated April 20, 2001 issued by Registrant


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  TITANIUM METALS CORPORATION
                                  (Registrant)




                                  By: /s/ Robert E. Musgraves
                                      ------------------------------
                                          Robert E. Musgraves
                                          Executive Vice President
                                            and General Counsel


Date: April 23, 2001

                                                                  EXHIBIT 99.1

                                 PRESS RELEASE

FOR IMMEDIATE RELEASE:                             CONTACT:

Titanium Metals Corporation                        Mark A. Wallace
1999 Broadway, Suite 4300                          Executive Vice President
Denver, Colorado 80202                               and Chief Financial Officer
                                                   (303) 296-5615

               TIMET ANNOUNCES SETTLEMENT WITH THE BOEING COMPANY

     DENVER, COLORADO . . . April 20, 2001 . . . Titanium Metals Corporation ("TIMET") (NYSE: TIE), announced today that it has reached a settlement of the litigation between TIMET and The Boeing Company ("Boeing") relating to the parties' 1997 long-term titanium purchase and supply agreement.

     TIMET will receive a cash payment pursuant to the settlement. The parties have also entered into an amended long-term agreement that, among other things, provides Boeing with the right to purchase up to 7.5 million pounds of titanium products annually from TIMET through 2007. Under a separate agreement, TIMET will establish and hold titanium buffer stock for Boeing at TIMET's facilities.

     J. Landis Martin, Chairman and CEO of TIMET, stated, "We see this settlement as a positive result for both sides and are very pleased to have been able to get our differences under the prior agreement resolved. This new agreement allows TIMET to continue as a major supplier of titanium products to Boeing for commercial airplanes, a role TIMET is very proud to hold. We look forward to a strong and mutually advantageous partnership moving ahead."

     TIMET expects to report pre-tax income of approximately $60 million to $65 million in the second quarter of 2001 in connection with this settlement, including the cash settlement net of associated legal, profit sharing, and other costs.

     TIMET, headquartered in Denver, Colorado, is a leading worldwide integrated producer of titanium metal products. Information on TIMET is available on the World Wide Web at http://www.timet.com/.

                                    o o o o o

                                                                  EXHIBIT 99.2

                                 PRESS RELEASE

FOR IMMEDIATE RELEASE:                              CONTACT:

Titanium Metals Corporation                         Mark A. Wallace
1999 Broadway, Suite 4300                           Executive Vice President
Denver, Colorado 80202                               and Chief Financial Officer
                                                    (303) 296-5615


            TIMET ANNOUNCES RESUMPTION OF PREFERRED DIVIDEND PAYMENTS

     DENVER, COLORADO . . . April 20, 2001 . . . Titanium Metals Corporation ("TIMET") (NYSE: TIE) announced today that it intends to resume payment of dividends on its Convertible Preferred Securities with the next scheduled payment on June 1, 2001. The Company also intends to pay the aggregate amount of dividends that have previously been deferred on or before the same date.

     TIMET, headquartered in Denver, Colorado, is a leading worldwide integrated producer of titanium metal products. Information on TIMET is available on the World Wide Web at http://www.timet.com/.


                                    o o o o o

                                                                   EXHIBIT 99.3

                                  PRESS RELEASE

FOR IMMEDIATE RELEASE:                              CONTACT:

Titanium Metals Corporation                         Mark A. Wallace
1999 Broadway, Suite 4300                           Executive Vice President
Denver, Colorado  80202                              and Chief Financial Officer
                                                    (303) 296-5615

                      TIMET ANNOUNCES FIRST QUARTER RESULTS

     DENVER, COLORADO . . . April 20, 2001 . . . Titanium Metals Corporation ("TIMET") (NYSE: TIE) reported a loss before special items for the first quarter of 2001 of $3.8 million, or $.12 per share, compared to a loss before special and extraordinary items in the first quarter of 2000 of $8.3 million or $.26 per share. TIMET's net loss for the first quarter of 2001 was $3.6 million, or $.12 per share, compared to a net loss of $15.1 million, or $.48 per share, for the same quarter in 2000.

     Sales of $124 million in the first quarter of 2001 were 18% higher than the year-ago period. This resulted principally from the net effects of an 18% increase in mill product sales volume, a 4% decrease in mill product selling prices (expressed in U.S. dollars using actual foreign currency exchange rates prevailing during the respective periods) and changes in product mix. In billing currencies (which exclude the effects of foreign currency translation), mill product selling prices decreased 1%. Melted product (ingot and slab) sales volume increases of 75% from year-ago levels were partially offset by selling price decreases of 3%.

     As compared to the fourth quarter of 2000, sales were impacted by an 8% increase in mill product sales volume, a 3% increase in mill product selling prices (expressed in U.S. dollars) and changes in product mix. In billing currencies, mill product selling prices increased 2%. Melted product sales volume in the first quarter of 2001 was unchanged compared to the fourth quarter of 2000, while selling prices increased 7%. TIMET's backlog at March 31, 2001 was approximately $290 million, compared to $185 million at the end of March 2000 and $245 at year-end 2000.

     J. Landis Martin, Chairman and CEO of TIMET said, "Shipments and margins in the first quarter were slightly better than anticipated. Industry trends continue to indicate that our operating results should improve this year compared to 2000 levels. The increase in our backlog during the first quarter is consistent with our expectation of higher sales volumes and improved pricing over the course of this year."

     The statements in this release and the conference call relating to matters that are not historical facts are forward-looking statements that represent management's beliefs and assumptions based on currently available information. Forward-looking statements can be identified by the use of words such as
"believes,"   "intends,"   "may,"   "will,"   "looks,"   "should,"

"could, " "anticipates," "expects" or comparable terminology or by discussions of strategy or trends. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, it cannot give any assurances that these expectations will prove to be correct. Such statements by their nature involve substantial risks and uncertainties that could significantly affect expected results. Actual future results could differ materially from those described in such forward-looking statements, and the Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Among the factors that could cause actual results to differ materially are risks and uncertainties including, but not limited to, the cyclicality of the commercial aerospace industry, the performance of The Boeing Company and other aerospace manufacturers under their long-term purchase agreements with the Company, the difficulty in forecasting demand for titanium products, global economic conditions, global productive capacity for titanium, changes in product pricing and costs, the impact of long-term contracts with vendors or the ability of the Company to reduce or increase supply or achieve lower costs, the possibility of labor disruptions, fluctuations in currency exchange rates, control by certain stockholders and possible conflicts of interest, uncertainties associated with new product development, the supply of raw materials and services, changes in raw material and other operating costs (including supply costs) and other risks and uncertainties included in the Company's filings with the Securities and Exchange Commission. Should one or more of these risks materialize (or the consequences of such a development worsen), or should the underlying assumptions prove incorrect, actual results could differ materially from those forecasted or expected. The Company assumes no duty to update any forward-looking statements.

     As previously announced, TIMET will host a conference call to discuss its first quarter results on Friday, April 20, 2001 at 11:00 AM (EDT). On the conference call will be J. Landis Martin, Chairman and Chief Executive Officer, and Mark A. Wallace, Chief Financial Officer. Participants can access the call by dialing 800-450-0821 (domestic) and 612-332-0806 (international).

     TIMET, headquartered in Denver, Colorado, is a leading worldwide integrated producer of titanium metal products. Information on TIMET is available on the World Wide Web at http://www.timet.com/.

                                    o o o o o

                           TITANIUM METALS CORPORATION

                       SUMMARY OF CONSOLIDATED OPERATIONS

                      (In millions, except per share data)
                                   (Unaudited)

                                                                              Three Months Ended
                                                                                  March 31,
                                                                         -----------------------------
                                                                             2001            2000
                                                                             ----            ----

Net sales                                                                  $124.0           $104.7
Cost of sales                                                               116.7            108.0
Selling, administrative and development costs                                10.7             11.3
Other expense (income)                                                       (1.4)              .1
Restructuring charge (credit)                                                 (.2)             3.7
                                                                         -------------    ------------

     Operating loss                                                          (1.8)           (18.4)
General corporate income                                                      1.7              2.6
Interest expense                                                              1.5              2.3
                                                                         -------------    ------------

     Pretax loss                                                             (1.6)           (18.1)
Income tax benefit                                                            (.6)            (6.4)
Minority interest - Convertible Preferred Securities,
net of tax                                                                    2.2              2.2
Other minority interest                                                        .4               .3
                                                                         -------------    ------------

Loss before extraordinary item                                               (3.6)           (14.2)
Extraordinary item -  early
  extinguishment of debt, net of tax                                            -              (.9)
                                                                         -------------    ------------

     Net loss                                                              $ (3.6)         $ (15.1)
                                                                         =============    ============

Basic and diluted loss per share:
     Before extraordinary item                                             $ (.12)         $  (.45)
     Extraordinary item                                                         -             (.03)
                                                                         -------------    ------------

                                                                           $ (.12)         $  (.48)
                                                                         =============    ============
Basic and diluted weighted
  average shares outstanding                                                 31.4             31.4

Mill product shipments:
     Volume (metric tons)                                                   3,185            2,700
     Average price ($ per kilogram)                                       $ 29.45          $ 30.90

Melted product shipments:
     Volume (metric tons)                                                   1,030              590
     Average price ($ per kilogram)                                       $ 14.25          $ 14.15
